Exhibit 99.1

UNITED STATES Securities and Exchange Commission LOS ANGELES REGIONAL OFFICE 11th Floor 5670 Wilshire Boulevard

Los Angeles, California 90036-3648 Direct Dial: 323-965-3980 Fax Number: 323-965-3816 July 19,2012 BY OVERNIGHT MAIL William R. Baker III, Esq. Latham & Watkins LLP 555 Eleventh Street, NW, Suite 1000 Washington, DC 20004 Re: In the Matter of STEC, SEC File No. LA-3709A Dear Mr. Baker: This investigation has been completed as to your client, STEC, Inc., against whom we do not intend to recommend any enforcement action by the Commission. We are providing this information under the guidelines in the final paragraph of Securities Act Release Number 5310 (copy attached). Sincerely, Finola H. Manvelian Finola H. Manvelian Assistant Regional Director